SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

December 22, 2008
Date of Report (Date of earliest event reported)

Paulson Capital Corp.
(Exact Name of Registrant as Specified in its Charter)

Oregon
(State or Other Jurisdiction of Incorporation)

000-18188	93-0589534
(Commission File Number)	(IRS Employer Identification No.)

811 SW Naito Parkway, Suite 200
Portland, Oregon 97204
(Address of Principal Executive Office) (Zip Code)

503-243-6000
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Press Release, dated December 22, 2008, titled “Paulson Investment Company, Inc. Names Industry Veteran James Kennedy as SVP, Sales”

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements:
None

(b)	Pro forma financial information:
None

(c)	Shell company transactions:
None

(d)	Exhibits

EXHIBIT #	DESCIPTION

99.1	Press Release of Paulson Capital Corp dated December 22, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Paulson Capital Corp.

Date: December 22, 2008	By:	/s/ Barbara James
Barbara James Asst. Corporate Secretary

EXHIBIT INDEX

EXHIBIT #	DESCIPTION

99.1	Press Release of Paulson Capital Corp dated December 22, 2008